UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No.1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 2, 2005

                    International Synergy Holdings Co., Ltd.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

             000-12423                                94-2906927
    (Commission File Number)                (IRS Employer Identification No.)

               202 N Curry Street, Suite 100                    89703
      (Address of Principal Executive Offices)                (Zip Code)

                               011-86-29-88360097
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.01      Changes in Control of Registrant

      On December 2, 2005, the Registrant filed a Form 8-K stating under Item
5.01 a list of shareholders who currently hold more than five percent (5%) control or who are officers of the Registrant.

      The list stated that 'Shaanxi China Holding Co.' owned 39,500,000 shares of common stock, when in fact the correct shareholder of these shares is 'Glory Luck International Limited.'

      An amended list stating the correct shareholders is set forth below.

                                                        AMOUNT OF
         PERCENT OF
         COMMON STOCK                                  COMMON STOCK
         OWNED
         NAME OF                                       BENEFICIALLY
         BENEFICIALLY
         STOCKHOLDER                                      OWNED
         -----------                                      -----

         Glory Luck International Limited               39,500,000
         56.4%

         Wang Zeng                                       2,500,000
         3.6%

         Li Jian Wei                                     5,000,000
         7.1%

         Gao Ye Ru                                       3,000,000
         4.2%

         Gold Hill Holdings Limited                      6,900,000
         9.9%

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNATIONAL SYNERGY HOLDING CO., LTD.
                                         (Registrant)


Date: December 5, 2005                   /s/ Li Jian Wei
                                         ---------------
                                             Li Jian Wei, President, CEO